UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 16, 2011

REGENCY ENERGY PARTNERS LP
(Exact name of Registrant as specified in its charter)

DELAWARE	001-35262	16-1731691
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

2011 Bryan Street, Suite 3700 Dallas, Texas 75201
(Address of principal executive offices)(Zip code)

Registrant's telephone number, including area code:  (214) 750-1771

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 hereof is incorporated by reference into this Item 1.01.

The information set forth under Item 5.02 hereof is incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 15, 2011, Regency Gas Services LP, a Delaware limited partnership (the “Borrower”), the lenders (as named therein), Wells Fargo Bank, N.A. (as successor to Wachovia Bank, National Association), as administrative agent for the lenders and as collateral agent for the secured parties (as named therein), Wells Fargo Bank, N.A and Bank of America, as issuing banks, Wells Fargo Bank, N.A (as successor to Wachovia Bank, National Association), as swingline lender, and the other arrangers and agents party thereto entered into an Amendment Agreement No. 3 (the “Third Amendment”) to the Fifth Amended and Restated Credit Agreement, effective as of March 4, 2010, among the Borrower, the Partnership and other guarantors named therein, the joint lead arrangers and joint bookmanagers, the administrative agent, the syndication agents, the collateral agent, the co-documentation agents and the lenders (all as named therein) (as amended, the “Credit Agreement”).

The Third Amendment, among other things,

•   amends the definition of “Asset Sale” in the Credit Agreement to include the sale of equity interests in Edwards Lime Gathering LLC and Ranch Westex JV LLC;

•   amends the definitions of “Consolidated EBITDA,” “Consolidated Interest Expense” and “Consolidated Net Income” in the Credit Agreement to include Edwards Lime Gathering LLC and Ranch Westex JV LLC;

•   amends the definition of “Joint Venture” in the Credit Agreement to include Edwards Lime Gathering LLC and Ranch Westex JV LLC;

•   amends Section 5.01(b) of the Credit Agreement to require the Borrower to submit additional financial statements regarding Edwards Lime Gathering LLC and, subject to obtaining consent from the other members thereof, Ranch Westex JV LLC;

•   amends Section 5.11(b) of the Credit Agreement to provide that the Partnership’s equity interests in Edwards Lime Gathering LLC and Ranch Westex JV LLC be pledged as collateral under the Credit Agreement; and

•   amends Section 6.04 of the Credit Agreement to permit certain investments in Edwards Lime Gathering LLC and Ranch Westex JV LLC by the Partnership and its affiliates.

    Due to increased drilling activity in the Eagle Ford shale, we are discussing an expansion of the gathering and treating facilities in our Edwards Lime joint venture and have amended our credit agreement to allow us to do so.

A copy of the Third Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary of such agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1 hereto.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At a special meeting on December 16, 2011, the unitholders of Regency Energy Partners LP (the “Partnership”) approved the Regency Energy Partners LP 2011 Long-Term Incentive Plan (the “2011 Incentive Plan”), which provides for awards of options to purchase our common units, awards of our restricted units, awards of our phantom units, awards of our common units, awards of distribution equivalent rights (or DERs), awards of common unit appreciation rights, and other unit-based awards to employees and consultants of the Partnership, Regency GP LP (the “General Partner”), Regency GP LLC (the “Company”), a subsidiary or their affiliates, and the members of the Company’s board of directors. The 2011 Incentive Plan will be administered by the Compensation Committee of the board of directors, which may, in its sole discretion, delegate its powers and duties under the 2011 Incentive Plan to the Chief Executive Officer. Up to 3,000,000 of the Partnership’s units may be granted as awards under the 2011 Incentive Plan, with such amount subject to adjustment as provided for under the terms of the 2011 Incentive Plan.

The 2011 Incentive Plan may be amended or terminated at any time by our board of directors or the Compensation Committee without the consent of any participant or unitholder, including an amendment to increase the number of common units available for awards under the plan; however, any material amendment, such as a change in the types of awards available under the plan, would require the approval of the unitholders of the Partnership. The Compensation Committee is also authorized to make adjustments in the terms and conditions of, and the criteria included in awards under the 2011 Incentive Plan in specified circumstances. The 2011 Incentive Plan is effective until December 16, 2021 or, if earlier, the time at which all available units under the 2011 Incentive Plan have been issued to participants or the time of termination of the plan by the board of directors.

The summary of the 2011 Incentive Plan in this report does not purport to be complete and is qualified by reference to the previously reported information regarding the 2011 Incentive Plan and the form thereof contained in the Proxy Statement filed by the Partnership on November 14, 2011.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The information set forth under Item 5.02 hereof is incorporated by reference into this Item 5.07.

Item 7.01. Regulation FD Disclosure.

The information set forth under Item 2.03 hereof is incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in in this Item 7.01 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01. Exhibits.

         (d) Exhibits.

Exhibit No.	Description
4.1 10.1
Regency Energy Partners LP 2011 Long-Term Incentive Plan (previously filed as Exhibit 4.1 to the Partnership’s Registration Statement on Form S-8 filed on December 16, 2011 and incorporated herein by reference).
Amendment No. 3 to the Fifth Amended and Restated Credit Agreement, dated December 15, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP

By:         Regency GP LP, its general partner
By:         Regency GP LLC, its general partner

Date:  December 16, 2011                                                                By:         /s/ Paul M. Jolas
Paul M. Jolas,
Executive Vice President, Chief Legal Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
4.1	Regency Energy Partners LP 2011 Long-Term Incentive Plan (previously filed as Exhibit 4.1 to the Partnership's Registration Statement on Form S-8 filed on December 16, 2011 and incorporated herein by reference).
10.1	Amendment No. 3 to the Fifth Amended and Restated Credit Agreement, dated December 15, 2011